SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 April 14, 2000

                                 Date of Report

                        (Date of earliest event reported)


                       HIDENET SECURE ARCHITECTURES, INC.
                   (formerly known as Savin Electronics Inc.)
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



        New Jersey               33-36670                 22-3061278

      (State or other        (Commission File          (IRS Employer
      Jurisdiction of             Number)             Identification No.)
       Incorporation)






          103 Medinat Hayehudim Street, POB 837, Herzliya Israel 46733

             (Address of registrant's principal executive offices)

                               011-972-9-957-9795
                               ------------------
              (Registrant's telephone number, including area code)




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Item 1. Changes in Control of Registrant

     On April 14, 2000, NP Partners, LLC, a New York limited liability company (the "Investor"), entered into a Stock and Option Purchase Agreement with Hidenet Secure Architectures, Inc., a New Jersey corporation (the "Company"), and NetworkPrivacy.com, Inc., a Delaware corporation which is a wholly-owned subsidiary of the Company ("NPI"), pursuant to which the Investor purchased 80,000 shares of Series A Convertible Preferred Shares of NPI ("Series A Shares") for $1,000,000, and has the right to purchase up to an additional 80,000 Series A Shares for an additional $1,000,000 investment within 30 days from April 14, 2000. The Company granted the Investor an option to exchange the Series A Shares for 873,336 shares of the Company's common stock if the Investor exercises its option and invests $2,000,000 in NPI, 436,668 shares of the Company's common stock if the Investor invests $1,000,000 and an appropriately pro rata number of shares of common stock of the Company if the Investor invests a portion of $1,000,000 in NPI. In connection with the transaction, Mark S. Hauser was nominated by the Investor to become a director of both the Company and NPI, and the Investor has the right to maintain a director on the Board of Directors of both the Company and NPI so long as the Investor holds at least 75% of the aggregate of the Series A Shares purchased pursuant to the Stock and Option Purchase Agreement and the shares exercisable upon exercise of the option granted by the Company. The Investor was also granted 1% of the outstanding shares of common stock of the Company as of April 14, 2000.

     The Investor was also granted demand registration rights and piggyback registration rights on the securities of both the Company and NPI and co-sale rights and pre-emptive rights with respect to future issuances of securities by either the Company or NPI. In addition, the Investor has a right of first refusal on transfers of shares of the Company's common stock in excess of 300,000 each 6-month period effectuated by IBDH, LLC, the majority stockholder of the Company.

     The Board of Directors of the Company approved the increase of the size of the Board of Directors of the Company to five, and such vacancies were filled by Robert Friedman and Uriel Ginsburg. Each of the directors of the Company (other than Mr. Hausman) were granted 1% of the outstanding shares of common stock of the Company as of April 14, 2000.

     For terms and conditions of the Stock and Option Purchase Agreement, the Stock Option Agreement and the Investor Rights Agreement, reference is made to such documents attached hereto as Exhibits 10.1, 10.2 and 10.3. All statements made herein concerning the foregoing agreements are qualified in their entirety by reference to such Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   10.1    Stock and Option Purchase Agreement entered into as of
                    April 13, 2000, by and between Hidenet Secure
                    Architectures, Inc., NetworkPrivacy.Com, Inc. and NP
                    Partners, LLC.

            10.2 Stock Option Agreement, dated as of April 13, 2000, by and between Hidenet Secure Architectures, Inc. and NP Partners, LLC.

             10.3 Investors Rights Agreement, entered into as of April 13, 2000, by and among Hidenet Service Architectures, Inc., NetworkPrivacy.Com, Inc., IBDH LLC and NP Partners LLC.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HIDENET SECURE ARCHITECTURES, INC.
                                    (formerly known as Savin Electronics Inc.)


                                     By:/s/ Ron Fussman

                                        Ron Fussman
                                        President

Date: April 19, 1999


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                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibit

   10.1                       Stock and Option Purchase Agreement entered
                        into as of April 13, 2000, by and between Hidenet Secure Architectures, Inc., NetworkPrivacy.Com, Inc. and NP Partners, LLC.

   10.2                       Stock Option Agreement, dated as of April 13,
                        2000, by and between Hidenet Secure Architectures, Inc. and NP Partners, LLC.

   10.3                        Investors Rights Agreement, entered into as of
                         April 13, 2000, by and among Hidenet Service
                         Architectures, Inc., NetworkPrivacy.Com, Inc., IBDH LLC and NP Partners LLC.